UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021 (May 27, 2021)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1400 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred stock purchase rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 27, 2021, Gogo Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). Stockholders representing 77,472,926 shares, or 84.13%, of the Company’s common stock outstanding as of the April 5, 2021 record date were present in person or were represented at the meeting by proxy. Each proposal subject to a vote at the Annual Meeting was described in detail in the Company’s 2021 Proxy Statement dated April 16, 2021. At the Annual Meeting, five items were acted upon by the stockholders. Final voting results are shown below.

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders elected each of the following Class II directors to serve a three-year term expiring at the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Michele Coleman Mayes	62,153,711	581,951	14,737,264
Robert H. Mundheim	59,867,543	2,868,119	14,737,264
Harris N. Williams	62,472,998	262,664	14,737,264

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Stockholders approved the advisory resolution approving executive compensation.

VOTES FOR	57,400,488
VOTES AGAINST	5,295,026
ABSTENTIONS	40,148
BROKER NON-VOTES	14,737,264

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES

APPROVING EXECUTIVE COMPENSATION

Stockholders approved every one year as the frequency of future advisory votes approving executive compensation. In light of the vote, the Company has determined that it will include an advisory stockholder vote on the compensation paid to its named executive officers in its proxy materials every year until the next required frequency vote.

ONE YEAR	58,662,732
TWO YEARS	47,861
THREE YEARS	3,981,379
ABSTENTIONS	43,690

PROPOSAL 4

APPROVAL OF SECTION 382 RIGHTS PLAN

Stockholders approved the Company’s Section 382 Rights Plan.

VOTES FOR	61,453,689
VOTES AGAINST	1,231,639
ABSTENTIONS	50,334
BROKER NON-VOTES	14,737,264

PROPOSAL 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

VOTES FOR	77,414,768
VOTES AGAINST	37,253
ABSTENTIONS	20,905
BROKER NON-VOTES	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: June 1, 2021